AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE OF PAGES 1 3
2. AMENDMENT/MODIFICATION NO. P00022	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. *(If applicable)*
6. ISSUED BY CODE 892432		7. ADMINISTERED BY *(If other than Item 6)* CODE 00701	
U.S. Department of Energy Idaho Operations Office 1955 Fremont Avenue Idaho Falls ID 83415		U.S. Department of Energy Idaho Operations Office 1955 Fremont Avenue Idaho Falls ID 83415	
8. NAME AND ADDRESS OF CONTRACTOR *(No., street, county, State and ZIP Code)* AMERICAN CENTRIFUGE OPERATING, LLC Attn: Charles Kerner 6901 Rockledge Dr Ste 800 Bethesda MD 208171867		(x) 9A. AMENDMENT OF SOLICITATION NO. 9B. DATED *(SEE ITEM 11)* x 10A. MODIFICATION OF CONTRACT/ORDER NO. 89243223CNE000030 10B. DATED *(SEE ITEM 13)* 11/30/2022	
CODE L8VHV5CNBV97	FACILITY CODE		

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*
See Schedule

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation data, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER *(Specify type of modification and authority)* FAR 52.232-22 Limitation of Funds; 52.216-25, and 52.216-24: Limitation of Govnt

E. IMPORTANT: Contractor ☐ is not ☒ is required to sign this document and return ________ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

UEI: L8VHV5CNBV97

The purpose of this amendment to the Contract is to:

1. Modify Option Period 1 (CLIN 0003) as follows:
a. Option Period 1 (CLIN 0003) is being split into 2 separate CLINS by creating a new CLIN (0008).
b. CLIN 0003 is modified from a three-year option period to a one-year option period with a production target of 900kgs of HALEU and will be represented moving forward as Option Period 1a.
c. The Target Cost of CLIN 0003 is reduced from $262,767,070.12 to $99,289,528.00.
Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*		16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)* Andrew J. Ford	
15B. CONTRACTOR/OFFEROR *(Signature of person authorized to sign)*	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA Andrew Ford *(Signature of Contracting Officer)*	16C. DATE SIGNED 06/17/2025

Previous edition unusable

STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET | REFERENCE NO. OF DOCUMENT BEING CONTINUED 89243223CNE000030/P00022 | PAGE 2 OF 3

NAME OF OFFEROR OR CONTRACTOR
AMERICAN CENTRIFUGE OPERATING, LLC

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	d. The Total Fixed Fee amount is reduced from $23,940,144.76 to $8,704,218.00. e. The Total Ceiling Cost is reduced from $286,707,214.88.00 to $107,993,746.00. f. CLIN 0003 period of performance will be July 1, 2025, to June 30, 2026. 2. Add CLIN 0008, which encompasses the remaining 2 years of HALEU production that were originally part of CLIN 0003 and will be represented moving forward as Option Period 1b. a. The Target Cost of CLIN 0008 is $163,477,542.12. b. The Total Fixed Fee amount for CLIN 0008 is $15,235,926.76. c. The Total Ceiling Cost of CLIN 0008 is $178,713,468.88. d. If exercised, the CLIN 0008 period of performance is July 1, 2026, to June 30, 2028. 3. Exercise the modified CLIN 0003 (Option Period 1a), which is one-year of HALEU production. Note: Under Modification 022, Option Period 1 (CLIN 0003) was split into 2 separate CLINS by creating a new CLIN (0008). CLIN 0003 is now a one-year option period with a production target of 900kgs of HALEU and will be represented moving forward as Option Period 1a. CLIN 0008 encompasses the remaining 2 years of HALEU production that were originally part of CLIN 0003 and will be represented moving forward as Option Period 1b. Because there have been known cost increases since the contract was awarded, the estimated cost associated with CLIN 0008 is insufficient, and a revised cost proposal (and fee, as applicable) incorporating the impact of any applicable Requests for Equitable Adjustment and Change Orders, as well as the current market pricing for LEU Feed, will need to be submitted to DOE by ACO 60 days prior to the exercise date for review and negotiation. All other terms and conditions remain the same. Continued ...				

NSN 7540-01-152-8067
OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

ITEM NO. SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT NAME OF OFFEROR OR CONTRACTOR 3 3 CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED PAGE OF AMERICAN CENTRIFUGE OPERATING, LLC (A) (B) (C) (D) (E) (F) 89243223CNE000030/P00022 Payment: VIPERS https://vipers.doe.gov Any questions, please contact by call/email 888-251-3557 or payments@hq.doe.gov Period of Performance: 12/01/2022 to 06/30/2026 Change Item 00003 to read as follows(amount shown is the total amount): 00003 Ongoing Cascade Operation and Production of 900kg 0.00 minimum of HALEU per year: Option Period 1a: Year 2 (Phase 3) Add Item 00008 as follows: 00008 Ongoing Cascade Operation and Production of 900kg 178,713,468.88 minimum of HALEU per year: Option Period 1b: Years 3-4 Embedded Lease: No Amount: $178,713,468.88(Option Line Item) NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110